                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                           USX CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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                                                USX CORPORATION

                                                ATTENDANCE CARD
                                       1998 ANNUAL MEETING OF STOCKHOLDERS

                                    PLEASE PRESENT THIS CARD AT REGISTRATION
                                              DESK UPON ARRIVAL


                   TIME:                      PLACE:
                   10:00 A.M.                 Grand Ballroom
                   Eastern Daylight Time      The Westin William Penn Hotel
                   Tuesday, April 28, 1998    530 William Penn Place
                                              Pittsburgh, Pennsylvania

                       FOR THE PERSONAL USE OF THE STOCKHOLDER(S)
                          NAMED ON THE ATTACHED PROXY CARD
                                 --NOT TRANSFERABLE--










USX Corporation
600 Grant Street, Pittsburgh, PA 15219-4776

You are cordially invited to attend the Annual Meeting of Stockholders on April 28, 1998.

The Meeting will be held in the Grand Ballroom of The Westin William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania at 10:00 A.M. Eastern Daylight Time.

Attached are your 1998 Proxy Card and an attendance card. The use of an attendance card, of course, is for our mutual convenience and your right to attend without an attendance card, upon identification, is not affected.

Dan D. Sandman
SECRETARY

PLEASE SIGN, DATE AND RETURN THE ATTACHED 1998 PROXY CARD IN THE ACCOMPANYING ENVELOPE

The undersigned hereby appoint(s) Thomas J. Usher, Victor G. Beghini, Robert
M. Hernandez and Paul J. Wilhelm, or any of them, proxies to vote as herein stated on behalf of the undersigned at the Annual Meeting of Stockholders of USX Corporation on April 28, 1998 and any adjournment or postponement thereof and upon all other matters properly coming before the Meeting, including the proposals set forth in the proxy statement for such Meeting with respect to which the proxies are instructed to vote as follows.

  PROPOSALS OF THE BOARD OF DIRECTORS--The directors recommend a vote "FOR"

Proposal No. 1--Election of Directors--Nominees: Victor G. Beghini, Charles
R. Lee, Ray Marshall, Thomas J. Usher and Paul J. Wilhelm

FOR all nominees / /    WITHHOLD AUTHORITY / /
(except as indicated)   to vote for all nominees

(To withhold authority to vote for any individual nominee strike out that nominee's name.)

Proposal No. 2--Election of Price Waterhouse LLP as independent accountants
              FOR / /    AGAINST  / /    ABSTAIN / /

Proposal No. 3-- Approval of Amendments to the USX Corporation Senior Executive Officer Annual Incentive Compensation Plan
               FOR / /  AGAINST  / /   ABSTAIN  / /

Proposal No. 4-- Approval of Amendments to the USX Corporation 1990 Stock Plan
                            FOR / /  AGAINST  / /   ABSTAIN  / /


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                                       / / I will attend the Annual Meeting

                                       Signature(s)________________________
                                       ____________________________________
                                                 Dated_________________1998

                                      Please sign exactly as your name
                                      appears hereon, including representative capacity where applicable. Joint owners should both sign.

                                      This proxy is solicited by the Board of
                                      Directors and represents your holdings
                                      of USX-Marathon Group Common Stock
                                      and/or USX-U.S. Steel Group Common
                                      Stock. Unless otherwise marked, proxies
                                      are to vote FOR Proposals 1, 2, 3 and
                                      4, and in their discretion upon all
                                      other matters properly brought before
                                      the Meeting and any adjournment or
                                      postponement thereof.